UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22018
Nuveen Multi-Currency Short-Term Government Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Gains from an Enhanced Global Debt Strategy

Semi-Annual Report June 30, 2009

Nuveen Global Government Enhanced Income Fund JGG	Nuveen Multi-Currency Short-Term Government Income Fund JGT

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

JGG and JGT are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. NAM’s taxable fixed-income team has worked together since 2000, with senior professionals averaging over 16 years of investment experience. The team, which has managed both Funds since their inceptions, is led by Andrew Stenwall, who is responsible for developing and administering the Funds’ portfolio strategies. Mr. Stenwall, who has 20 years of industry experience, has been a Managing Director of NAM since August 2004. Here Andrew discusses the management strategies and performance of the Funds during the six-month period ending June 30, 2009.

What key strategies were used to manage the Funds during this period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For JGG, the Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of taking long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage. We also employed a stop loss model and a technical indicator designed to alert us to increased levels of risks. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund’s investments to decline significantly.

In addition, in February 2009 we began employing a proprietary ranking system to evaluate short positions. The ranking system is based on analysis of real yields and yield curve slopes. We believe it will provide additional protection, especially during times like this six-month period, when rates were particularly volatile.

In JGT, the Fund invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies unhedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. As with JGG, we monitored and adjusted investments using a propriety risk reduction methodology.

4	Nuveen Investments

In January and February, our momentum indicators suggested we move out of many of our positions because of the widespread concerns about the health of the global economy and the U.S. financial sector. As a result, we were able to avoid significant losses. In March, several economic factors suggested the financial freefall may be slowing: economic data began to show some sign of stabilization and “green shoots” began appearing in a number of areas. As a result, we re-entered some markets. In particular, we decided to short the U.S. Dollar versus a basket of diversified, higher yielding currencies such as the Brazilian Real, Australian Dollar, Mexican Peso, South African Rand, British Pound, Turkish Lira, Canadian Dollar and Norwegian Krone.

How did the Funds perform over the six-month period?

The performance of JGG and JGT, as well as comparative indices, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*
For periods ended 6/30/09

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

*	Six-month returns are cumulative; one-year returns are annualized.

1	Citigroup-Currency-Hedge World Government Bond Index is an unmanaged market-capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

2	The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999.

3	The MSCI EAFE Index consists of diversified group of market-capitalization-weighted stocks from 21 developed markets in Europe, Australasia and the Far East. It is a common measure of foreign equity performance for U.S.-based investors.

	Six-Month	One-Year
JGG	2.42%	9.10%
Citigroup- Currency-Hedged World Government Bond Index[1]	-0.82%	8.1%
JGT	9.31%	-1.87%
Citigroup Non-U.S. World Government Bond Index[2]	0.21%	2.11%
MSCI EAFE Index[3]	12.62%	-33.45%

For the six-month period ended June 30, 2009, the returns on net asset value for both Funds outperformed the Citigroup indexes and underperformed the MSCI EAFE Index.

JGG’s return over the period benefitted from its long exposure to cyclical and commodity-based countries, such as Turkey, Brazil, Mexico, Peru and Norway. The Fund also had short positions in Poland, South Africa, Hungary and the Czech Republic. At various times, we were long and short in Canada and Australia, but were short during the global interest rate sell off which extended from April through Mid-June, thereby helping performance. Both countries are very cyclical, and their economies have a tendency to rebound quickly. By the end of the second quarter, we had returned to a long position in Australia.

Also benefiting JGG was its currency overlay strategy. As mentioned earlier, we invest in currency forward or futures contracts to provide long exposure to relative high-yielding currencies and short exposure to comparatively low-yielding companies. This strategy contributed positively to the Fund’s return over the six-month period.

The Fund’s long exposure to Israel detracted from performance. Like Canada and Australia, Israel’s economy is considered highly cyclical and quick to rebound from downturns. As a result, rates dropped off sharply during the second quarter sell off. As a result, the position detracted from the Fund’s six-month performance.

JGT’s strong relative performance versus the Citigroup Index could be traced to our stop loss model that signaled we should move out of certain positions in January and February. As a result, when we re-entered the market in March, our long positions in the Brazilian Real, Australian Dollar, Mexican Peso, South African Rand, Canadian Dollar and Turkish Lira all positively impacted performance over the period.

Nuveen Investments	5

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

There were no changes to the Funds’ distributions during the six-month reporting period. Some of the factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s

6	Nuveen Investments

IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund’s distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 6/30/09	JGG	JGT
Inception date	6/27/06	4/25/07
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.41	$0.75
From realized capital gains	0.37	0.00
Tax return of capital	0.00	0.00

Total per share distribution	$0.78	$0.75

Distribution rate on NAV	4.42%	4.35%

Annualized total returns:
Excluding retained gain tax credit/refund[4]:
Six month (Cumulative) on NAV	2.42%	9.31%
1-Year on NAV	9.10%	-1.87%
Since inception on NAV	5.90%	5.53%
Including retained gain tax credit/refund[4]:
Six month (Cumulative) on NAV	N/A	9.31%
1-Year on NAV	N/A	-1.87%
Since inception on NAV	N/A	5.88%

Common Share Repurchases and Share Price Information

4	JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

The Funds’ Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. As of June 30, 2009, the Funds had cumulatively repurchased common shares as shown in the accompanying table.

	Common Shares	% of Outstanding
Fund	Repurchased	Common Shares
JGG	25,900	0.3%
JGT	691,500	1.6%

During the six-month reporting period, JGG did not repurchase any of its outstanding common shares. During the six-month reporting period, JGT’s common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	Weighted Average	Weighted Average
	Price Per Share	Discount Per Share
Fund	Repurchased	Repurchased
JGT	$11.91	23.51%

Nuveen Investments	7

As of June 30, 2009, the Funds’ shares were trading relative to their NAVs as shown in the accompanying table.

		Six-Month
	6/30/09	Average
Fund	Discount	Discount
JGG	-4.42%	-8.96%
JGT	-12.86%	-18.39%

8	Nuveen Investments

JGG Performance OVERVIEW	Nuveen Global Government Enhanced Income Fund
as of June 30, 2009

Fund Snapshot
Share Price	$16.88

Net Asset Value	$17.66

Premium/(Discount) to NAV	-4.42%

Current Distribution Rate[1]	9.24%

Net Assets ($000)	$164,355

Weighted Average Rating[3]	A+

Average Annual Total Return
(Inception 6/27/06)
	On Share Price	On NAV
6-Month (Cumulative)	11.11%	2.42%

1-Year	15.84%	9.10%

Since Inception	3.37%	5.90%

Credit Quality2

2008-2009 Distributions Per Share

Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the ratings on the Fund’s portfolio of direct and synthetic investments in long-term sovereign debt securities of foreign governments.
3	Weighted Average Rating is calculated based on the Fund’s total investment exposure (direct and synthetic) in each country’s long-term sovereign debt securities.

Nuveen Investments	9

JGT Performance OVERVIEW	Nuveen Multi-Currency Short-Term Government Income Fund
as of June 30, 2009

Fund Snapshot
Share Price	$15.04

Net Asset Value	$17.26

Premium/(Discount) to NAV	-12.86%

Current Distribution Rate[1]	10.03%

Net Assets ($000)	$755,636

Weighted Average Rating[4]	A

Average Annual Total Return
(Inception 4/25/07)
	On Share Price	On NAV
6-Month (Cumulative)	14.20%	9.31%

1-Year	-4.16%	-1.87%

Since Inception	-1.57%	5.53%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	14.20%	9.31%

1-Year	-4.16%	-1.87%

Since Inception	-1.21%	5.88%

Credit Quality2

2008-2009 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the ratings on the Fund’s portfolio of direct and synthetic investments in short-term sovereign debt securities of foreign governments.
3	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.
4	Weighted Average Rating is calculated based on the Fund’s total investment exposure (direct and synthetic) in each country’s short-term sovereign debt securities.

10	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JGG	JGT
Approval of the Board Members was reached as follows:	Common Shares	Common Shares
Robert P. Bremner
For	6,871,879	36,295,202
Withhold	437,949	847,260

Total	7,309,828	37,142,462

Jack B. Evans
For	6,873,677	36,303,046
Withhold	436,151	839,416

Total	7,309,828	37,142,462

William J. Schneider
For	6,875,177	36,304,151
Withhold	434,651	838,311

Total	7,309,828	37,142,462

Nuveen Investments	11

JGG	Nuveen Global Government Enhanced Income Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 29.6% (3)

		Canada – 2.7%

5,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	$4,405,334

		Colombia – 3.8%

12,855,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	6,183,531

		France – 6.8%

8,000	EUR	Republic of France	3.000%	10/25/15	AAA	11,177,139

		Greece – 8.2%

9,325	EUR	Hellenic Republic	4.300%	3/20/12	A	13,576,484

		Peru – 4.5%

18,925	PEN	Republic of Peru	12.250%	8/10/11	BBB–	7,402,813

		Turkey – 3.6%

5,200	USD	Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	5,902,000

		Total Sovereign Debt (cost $47,508,461)				48,647,301

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. Government and Agency Obligations – 14.8%

$5,250		U.S. Treasury Bonds (4)	9.000%	11/15/18	AAA	$7,525,550
25,600		U.S. Treasury Bonds, STRIPS (P/O)	0.000%	11/15/21	AAA	14,865,331
2,000		U.S. Treasury Notes	3.125%	5/15/19	AAA	1,935,006

$32,850		Total U.S. Government and Agency Obligations (cost $24,288,643)				24,325,887

Principal
Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 62.2% (5)

		Foreign Corporate Bonds and Sovereign Debt – 4.0%

		Canada – 1.1%

2,000	CAD	Landwirtschaftliche Rentenbank	4.250%	9/01/09	AAA	$1,727,292

		South Korea – 2.9%

5,000,000	KRW	Republic of Korea	4.750%	12/10/09	A+	3,969,033
1,000,000	KRW	Republic of Korea	3.500%	12/10/09	A+	789,563

6,000,000	KRW	Total South Korea				4,758,596

		Total Foreign Corporate Bonds and Sovereign Debt				6,485,888

		U.S. Government and Agency Obligations – 54.9%

$5,000		Federal Home Loan Bank Bonds	0.000%	2/24/10	AAA	5,005,730
6,000		Federal Home Loan Banks, Discount Notes	0.000%	7/14/09	AAA	5,999,750
4,000		Federal Home Loan Banks, Discount Notes	0.000%	7/23/09	AAA	3,999,560
8,000		Federal Home Loan Banks, Discount Notes	0.000%	7/24/09	AAA	7,999,183
2,000		Federal Home Loan Banks, Discount Notes	0.000%	8/07/09	AAA	1,999,301
3,000		Federal Home Loan Banks, Discount Notes	0.000%	8/26/09	AAA	2,999,604
1,000		Federal Home Loan Banks, Discount Notes	0.000%	8/27/09	AAA	999,865
10,000		Federal Home Loan Banks, Discount Notes	0.000%	9/04/09	AAA	9,997,740
7,000		Federal Home Loan Banks, Discount Notes	0.000%	9/11/09	AAA	6,998,250
6,000		Federal Home Loan Banks, Discount Notes	0.000%	9/14/09	AAA	5,998,440
2,000		Federal Home Loan Banks, Discount Notes	0.000%	9/23/09	AAA	1,999,416
6,000		Federal Home Loan Banks, Discount Notes	0.000%	10/02/09	AAA	5,997,750
2,000		Federal Home Loan Banks, Discount Notes	0.000%	10/30/09	AAA	1,999,026
6,000		Federal Home Loan Banks, Discount Notes	0.000%	11/02/09	AAA	5,995,764
5,000		Federal Home Loan Banks, Discount Notes	0.000%	11/06/09	AAA	4,996,355
2,253		Federal Home Loan Banks, Discount Notes	0.000%	11/13/09	AAA	2,251,268
1,000		Federal Home Loan Banks, Discount Notes	0.000%	11/20/09	AAA	999,191
4,000		Federal Home Loan Banks, Discount Notes	0.000%	12/15/09	AAA	3,995,452

12	Nuveen Investments

Principal
Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Government and Agency Obligations (continued)

$5,000	Federal Home Loan Banks, Discount Notes	0.000%	4/01/10	AAA	$4,984,970
3,000	Federal Home Loan Banks, Discount Notes	0.000%	6/15/10	AAA	2,987,640
2,000	Federal National Mortgage Association	0.000%	8/03/09	AAA	1,999,174

90,253	Total U.S. Government and Agency Obligations				90,203,429

	Repurchase Agreements – 3.3%

$5,495	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $5,495,003, collateralized by $5,615,000 U.S. Treasury Bills, 0.000%, due 12/10/09, value $5,607,139	0.000%	7/01/09	N/A	5,495,003

	Total Short-Term Investments (cost $101,700,278)				102,184,320

	Total Investments (cost $173,497,382) – 106.6%				175,157,508

Number of		Notional	Strike	Expiration
Contracts	Description (1)	Amount (7)	Price	Date	Value

	Put Options Written — (0.0)%

(83)	CME 6-Month December Eurodollar Futures	(83,000,000)	$98.875	12/14/09	$(30,358)

	Total Put Options Written (premiums received $55,776)				(30,358)

	Other Assets Less Liabilities – (6.6)%				(10,772,459)

	Net Assets – 100%				$164,354,691

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2009:

					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Canadian Dollar	2,031,995	U.S. Dollar	1,594,096	9/01/09	$(153,541)
Canadian Dollar	5,166,583	U.S. Dollar	4,029,153	7/21/10	(425,732)
Chilean Peso	3,508,750,000	U.S. Dollar	6,250,000	7/06/09	(331,323)
Colombian Peso	4,000,000,000	U.S. Dollar	1,698,153	7/06/09	(166,301)
Colombian Peso	4,174,844,500	U.S. Dollar	1,774,265	7/06/09	(171,687)
Colombian Peso	5,800,000,000	U.S. Dollar	2,737,140	7/06/09	33,682
Colombian Peso	13,974,844,500	U.S. Dollar	6,481,839	8/06/09	541
Euro	4,500,000	U.S. Dollar	6,310,980	7/13/09	(1,903)
Euro	12,636,189	U.S. Dollar	17,792,563	7/31/09	65,437
Euro	5,109,460	U.S. Dollar	7,204,793	7/31/09	36,806
Mexican Peso	14,000,000	U.S. Dollar	1,052,673	7/31/09	(6,009)
Norwegian Krone	1,947,405	U.S. Dollar	302,607	7/31/09	(20)
Pernvian Nuevo Sol	10,710,991	U.S. Dollar	3,475,338	7/30/09	(81,994)
Pernvian Nuevo Sol	12,038,360	U.S. Dollar	3,967,818	8/03/09	(29,512)
South Korean Won	7,671,000,000	U.S. Dollar	6,000,000	7/29/09	(31,016)
South Korean Won	6,192,246,094	U.S. Dollar	4,592,973	12/11/09	(294,036)
Swedish Krona	47,302,200	U.S. Dollar	6,315,381	7/08/09	184,008
Swedish Krona	47,115,000	U.S. Dollar	6,000,000	7/20/09	(106,900)
Swiss Franc	6,668,795	U.S. Dollar	6,187,500	7/13/09	49,059
Swiss Franc	406,021	U.S. Dollar	355,535	9/15/09	(18,495)
Turkish Lira	15,187,062	U.S. Dollar	9,272,277	7/31/09	(514,176)
Turkish Lira	6,023,672	U.S. Dollar	3,692,107	7/31/09	(189,512)
Turkish Lira	6,934,028	U.S. Dollar	4,305,646	7/31/09	(162,600)
U.S. Dollar	6,376,647	Chilean Peso	3,508,750,000	7/06/09	204,676
U.S. Dollar	6,518,118	Colombian Peso	13,974,844,500	7/06/09	(4,253)
U.S. Dollar	6,361,756	Swedish Krona	47,302,200	7/08/09	(230,383)
U.S. Dollar	2,431,358	Turkish Lira	3,765,201	7/31/09	(5,085)
U.S. Dollar	2,144,908	Turkish Lira	3,365,146	7/31/09	23,572
U.S. Dollar	7,148,779	Turkish Lira	11,210,000	7/31/09	74,879
U.S. Dollar	5,687,142	Turkish Lira	8,854,880	7/31/09	18,890
U.S. Dollar	613,391	Turkish Lira	949,530	7/31/09	(1,520)
U.S. Dollar	354,751	Swiss Franc	406,021	9/15/09	19,279

					$(2,215,169)

Nuveen Investments	13

JGG	Nuveen Global Government Enhanced Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Interest Rate Swaps outstanding at June 30, 2009:
								Value at	Unrealized
			Fund			Fixed Rate		June 30,	Appreciation
	Notional		Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	2009	(Depreciation)
Counterparty	Amount		Floating Rate	Index	(Annualized)	Frequency	Date	(U.S. Dollars)	(U.S. Dollars)
Barclays Bank PLC	107,000,000	NOK	Pay	6-Month NIBOR	4.400%	Annually	12/23/18	$131,264	131,264
Barclays Bank PLC	11,620,000	EUR	Pay	6-Month EURIBOR	3.500	Annually	2/25/19	(55,551)	(55,551)
Citigroup Inc.	184,500,000	MXN	Pay	28-Day MXN-TIIE	7.050	28-Day	4/16/14	(129,760)	(129,760)
Citigroup Inc.	130,000,000	CZK	Receive	6-Month PRIBOR	3.550	Annually	3/25/19	152,841	152,841
Citigroup Inc.	7,505,799	USD	Receive	3-Month LIBOR-BBA	0.000	N/A	11/15/21	113,744	113,744
Citigroup Inc.	17,200,000	USD	Receive	3-Month LIBOR-BBA	0.000	N/A	11/15/21	(780,588)	(780,588)
Credit Suisse	22,500,000	CHF	Receive	6-Month LIBOR-BBA	0.848	Annually	6/25/11	(11,110)	(11,110)
Goldman Sachs	563,000,000	MXN	Pay	28-Day MXN-TIIE	7.090	28-Day	2/08/11	863,448	863,448
Goldman Sachs	70,000,000	ZAR	Receive	3-Month JIBAR	8.600	Quarterly	3/11/19	139,244	139,244
JPMorgan	610,000,000	HUF	Receive	6-Month BUBOR	8.150	Annually	6/03/19	1,641	1,641
RBC	28,870,000	AUD	Pay	6-Month AUD-BBR	5.970	Semi-Annually	6/19/19	52,986	85,011
RBC	17,690,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	51,161	54,120

									$564,304

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(5)	Substantially all of the Fund’s Short-Term Investments may be used as collateral for investments in derivatives.
(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by 1,000,000.
N/A	Not applicable.
P/O	Principal only security.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
USD	United States Dollar
ZAR	South African Rand
AUD-BBR	Australian Dollar-Bank Bill Rate
BUBOR	Budapest Inter-Bank Offered Rate
EURIBOR	Euro Inter-Bank Offered Rate
JIBAR	Johannesburg Inter-Bank Agreed Rate
LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NIBOR	Norwegian Inter-Bank Offered Rate
NZD-BBR	New Zealand Dollar-Bank Bill Rate
PRIBOR	Prague Inter-Bank Offered Rate
See accompanying notes to financial statements.

14	Nuveen Investments

JGT	Nuveen Multi-Currency Short-Term Government Income Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed Securities – 6.4%

		Auto – 2.6%

$432		Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B	0.379%	5/15/11	AAA	$431,009
1,345		Capital Auto Receivables Asset Trust, Series 2008-A2B	1.020%	9/15/10	AAA	1,345,341
4,905		Carmax Auto Owner Trust, Series 2009-A1	1.664%	5/07/10	A-1+	4,912,248
2,244		Fifth Third Auto Trust 2008-1a-2B	1.570%	2/15/11	AAA	2,240,305
1,590		Ford Credit Auto Owners Trust 2008B-A2	1.520%	12/15/10	AAA	1,592,888
332		Harley-Davidson Motorcycle Trust 2006-3 Class A3	5.240%	1/15/12	AAA	335,042
1,749		Harley-Davidson Motorcycle Trust, 2009- A1	1.490%	5/15/10	A-1+	1,752,527
1,500		Honda Auto Receivables Owner Trust, Series 2009-A2	2.220%	8/15/11	AAA	1,509,050
156		Nissan Auto Receivables Owner Trust, Series 2008-A2	0.820%	5/17/10	AAA	155,609
545		Nissan Auto Receivables Owners Trust 2008-C	3.040%	12/15/09	A-1+	545,516
2,949		Volkswagen Auto Loan Enhanced Trust, 2008-2. Class A1	2.358%	1/20/10	A-1+	2,951,241
1,528		World Omni Auto Receivables Trust 2009-A A1	1.620%	4/15/10	A-1+	1,530,950

19,275		Total Autos				19,301,726

		Credit Cards – 2.2%

6,900		American Express Credit Card Master Trust, 2002-5 Class A	0.490%	2/15/12	AAA	6,899,293
8,000		Chase Credit Card Master Trust, Issuance 2008-A7	0.970%	11/15/11	AAA	8,006,860
1,900		Citibank Credit Card Issuance Trust, Series 2004-A3	1.170%	7/25/11	AAA	1,899,467

16,800		Total Credit Cards				16,805,620

		Other – 1.6%

3,000		CNH Equipment Trust, 2009B	2.400%	5/16/11	AAA	3,005,709
2,916		NelNet Student Loan Trust 2008-4 Class A1	1.620%	4/27/15	AAA	2,914,721
3,367		SLM Student Loan Trust 2007-7 Class A1 (5)	1.230%	10/25/12	AAA	3,355,006
1,873		SLM Student Loan Trust 2008-6 Class A1	1.490%	10/27/14	AAA	1,864,232
1,338		SLM Student Loan Trust, Series 2008-1, Class A1	1.340%	7/25/13	AAA	1,335,445

12,494		Total Other				12,475,113

$48,569		Total Asset-Backed Securities (cost $48,397,374)				48,582,459

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 13.8%

		Canada – 2.2%

19,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	$16,740,272

		Colombia – 4.4%

69,795,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	33,572,892

		Hungary – 3.0%

4,500,000	HUF	Republic of Hungary, Treasury Bill	6.750%	4/12/10	BBB	22,735,511

		Peru – 0.9%

16,575	PEN	Republic of Peru	12.250%	8/10/11	BBB–	6,483,573

		Spain – 2.4%

20,000	CAD	Instituto de Credito Oficial	4.450%	4/20/11	Aaa	18,079,044

		Ukraine – 0.9%

7,477	CHF	Republic of Ukraine, Reg S	3.500%	9/15/18	B–	6,433,692

		Total Sovereign Debt (cost $102,452,623)				104,044,984

Principal
Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 80.7%

		Sovereign Debt – 22.6%

		Brazil – 20.9%

151,884	BRL	Letra De Tesouro Nacional	0.000%	10/01/09	N/R	$75,798,593
60,000	BRL	Letra De Tesouro Nacional	0.000%	7/01/10	N/R	28,008,284

Nuveen Investments	15

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal
Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Brazil (continued)

106,200	BRL	National Treasury Note of Brazil	0.000%	7/01/09	N/R	$54,178,909

318,084	BRL	Total Brazil				157,985,786

		South Korea – 1.7%

13,000,000	KRW	Republic of Korea	4.750%	12/10/09	A+	10,319,487
3,000,000	KRW	Republic of Korea	3.500%	12/10/09	A+	2,368,687

16,000,000	KRW	Total South Korea				12,688,174

		Total Sovereign Debt				170,673,960

		U.S. Government and Agency Obligations – 54.5%

$20,000		Federal Home Loan Bank Bonds	0.000%	2/24/10	AAA	20,022,920
3,000		Federal Home Loan Banks, Discount Notes	0.000%	7/01/09	AAA	3,000,000
5,000		Federal Home Loan Banks, Discount Notes	0.000%	7/02/09	AAA	4,999,937
10,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	8/04/09	AAA	9,994,806
4,100		Federal Home Loan Banks, Discount Notes	0.000%	8/05/09	AAA	4,098,924
10,000		Federal Home Loan Banks, Discount Notes	0.000%	8/07/09	AAA	9,996,506
23,000		Federal Home Loan Banks, Discount Notes	0.000%	8/26/09	AAA	22,996,964
5,000		Federal Home Loan Banks, Discount Notes	0.000%	9/03/09	AAA	4,998,890
46,260		Federal Home Loan Banks, Discount Notes	0.000%	9/04/09	AAA	46,249,545
10,000		Federal Home Loan Banks, Discount Notes	0.000%	9/09/09	AAA	9,997,570
39,800		Federal Home Loan Banks, Discount Notes	0.000%	9/11/09	AAA	39,790,050
5,000		Federal Home Loan Banks, Discount Notes	0.000%	9/15/09	AAA	4,998,680
2,000		Federal Home Loan Banks, Discount Notes	0.000%	9/18/09	AAA	1,999,452
10,000		Federal Home Loan Banks, Discount Notes	0.000%	9/23/09	AAA	9,997,080
5,000		Federal Home Loan Banks, Discount Notes	0.000%	9/29/09	AAA	4,998,440
4,000		Federal Home Loan Banks, Discount Notes	0.000%	10/02/09	AAA	3,998,500
8,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	10/21/09	AAA	7,996,392
2,200		Federal Home Loan Banks, Discount Notes	0.000%	10/29/09	AAA	2,198,955
15,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	11/02/09	AAA	14,989,410
15,000		Federal Home Loan Banks, Discount Notes	0.000%	11/06/09	AAA	14,989,065
6,000		Federal Home Loan Banks, Discount Notes	0.000%	11/12/09	AAA	5,995,422
6,000		Federal Home Loan Banks, Discount Notes	0.000%	11/13/09	AAA	5,995,386
5,900		Federal Home Loan Banks, Discount Notes	0.000%	11/18/09	AAA	5,895,298
15,000		Federal Home Loan Banks, Discount Notes	0.000%	11/20/09	AAA	14,987,865
8,000		Federal Home Loan Banks, Discount Notes	0.000%	12/01/09	AAA	7,991,672
8,000		Federal Home Loan Banks, Discount Notes	0.000%	12/02/09	AAA	7,991,616
6,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	12/09/09	AAA	5,993,424
9,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	12/15/09	AAA	8,989,767
25,000		Federal Home Loan Banks, Discount Notes	0.000%	2/09/10	AAA	24,949,675
3,948		Federal Home Loan Banks, Discount Notes	0.000%	2/23/10	AAA	3,939,551
15,000		Federal Home Loan Banks, Discount Notes	0.000%	4/01/10	AAA	14,954,910
5,000		Federal Home Loan Banks, Discount Notes	0.000%	6/11/10	AAA	4,979,635
10,000		Federal Home Loan Banks, Discount Notes	0.000%	6/15/10	AAA	9,958,800
10,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	9/21/09	AAA	9,997,150
10,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	10/15/09	AAA	9,995,730
10,000		Federal National Mortgage Association	0.000%	8/03/09	AAA	9,998,579
10,000		Federal National Mortgage Association	0.000%	10/07/09	AAA	9,996,050
7,000		U.S. Treasury Notes (5)	3.125%	11/30/09	AAA	7,083,405

412,208		Total U.S. Government and Agency Obligations				412,006,021

		Repurchase Agreements – 3.6%

$26,993		Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $26,993,330, collateralized by $27,575,000 U.S. Treasury Bills, 0.000%, due 12/10/09, value $27,536,395	0.000%	7/01/09	N/A	26,993,330

		Total Short-Term Investments (cost $586,328,260)				609,673,311

		Put	Call
		Notional	Notional	Expiration	Strike
Type	Counterparty	Amount	Amount	Date	Price	Value
	Call Options Purchased – 0.4%

Currency Option	Citigroup Inc.	45,000,000 AUD (3)	32,850,000 USD	8/10/09	0.7300 AUD	$84,162
Currency Option	Goldman Sachs	4,759,000,000 JPY (9)	50,000,000 USD	3/29/12	95.1800 JPY	2,983,550

	Total Call Options Purchased (cost $4,395,500)					3,067,712

16	Nuveen Investments

		Put		Call
		Notional		Notional		Expiration	Strike
Type	Counterparty	Amount		Amount		Date	Price	Value
	Put Options Purchased – 1.6%

Currency Option	Goldman Sachs (7)	50,000,000 USD		4,759,000,000 JPY (4)		3/29/12	95.1800 JPY	$4,305,100
Currency Option	Goldman Sachs (7)	70,000,000 USD		140,000,000 BRL (4)		7/09/09	2.0000 BRL	2,330,580
Currency Option	Goldman Sachs (7)	70,000,000 USD		588,000,000 ZAR (4)		8/03/09	8.4000 ZAR	5,494,930

	Total Put Options Purchased (cost $6,796,650)							12,130,610

	Total Investments (cost $748,370,407) – 102.9%							777,499,076

		Put		Call
		Notional		Notional		Expiration	Strike
Type	Counterparty	Amount		Amount		Date	Price	Value
	Put Options Written – (0.4)%

Currency Option	Citigroup Inc.	(35,901,000	) USD	(45,000,000	) AUD (8)	8/10/09	0.7978 AUD	$(997,330)
Currency Option	Goldman Sachs (7)	(70,000,000	) USD	(553,000,000	) ZAR (4)	8/03/09	7.9000 ZAR	(2,346,680)

	Total Put Options Written (premiums received $1,522,675)							(3,344,010)

	Other Assets Less Liabilities – (2.5)%							(18,518,798)

	Net Assets – 100%							$755,636,268

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding June 30, 2009:

					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Brazilian Real	65,440,000	U.S. Dollar	32,000,000	7/02/09	$(1,396,274)
Brazilian Real	150,000,000	U.S. Dollar	73,554,651	7/02/09	(2,995,489)
Brazilian Real	74,011,900	U.S. Dollar	36,469,843	7/02/09	(1,300,966)
Brazilian Real	46,000,000	U.S. Dollar	23,513,776	8/04/09	180,894
Brazilian Real	45,000,000	U.S. Dollar	22,932,273	8/04/09	106,628
Brazilian Real	46,000,000	U.S. Dollar	23,507,768	8/04/09	174,885
Brazilian Real	46,251,900	U.S. Dollar	23,654,631	8/04/09	193,976
Brazilian Real	16,014,876	U.S. Dollar	6,503,503	10/01/09	(1,525,151)
Brazilian Real	2,085,124	U.S. Dollar	817,696	10/01/09	(227,629)
Canadian Dollar	8,127,978	U.S. Dollar	6,376,385	9/01/09	(614,165)
Canadian Dollar	445,000	U.S. Dollar	364,017	10/20/09	(18,795)
Canadian Dollar	900,000	U.S. Dollar	738,007	4/20/10	(37,535)
Canadian Dollar	19,633,017	U.S. Dollar	15,310,783	7/21/10	(1,617,780)
Canadian Dollar	445,000	U.S. Dollar	366,746	10/20/10	(17,087)
Canadian Dollar	20,225,107	U.S. Dollar	16,677,750	4/20/11	(779,321)
Canadian Dollar	674,893	U.S. Dollar	555,427	4/20/11	(27,099)
Colombian Peso	19,011,600,000	U.S. Dollar	8,067,728	7/06/09	(793,837)
Colombian Peso	30,000,000,000	U.S. Dollar	12,736,149	7/06/09	(1,247,257)
Colombian Peso	30,863,902,500	U.S. Dollar	13,116,831	7/06/09	(1,269,252)
Colombian Peso	19,011,600,000	U.S. Dollar	8,813,908	8/06/09	(3,352)
Colombian Peso	21,500,000,000	U.S. Dollar	9,972,171	8/06/09	833
Colombian Peso	33,563,902,500	U.S. Dollar	15,524,469	8/06/09	(41,904)
Hong Kong Dollar	385,250,000	U.S. Dollar	49,930,661	5/06/10	133,687
Hungarian Forint	4,382,002,000	U.S. Dollar	21,682,345	7/06/09	(890,293)
Iceland Krona	799,072,027	U.S. Dollar	5,057,418	10/15/09	(1,084,041)
Japanese Yen	668,080,000	U.S. Dollar	7,000,000	8/18/09	61,376
Mexican Peso	472,453,800	U.S. Dollar	35,632,687	7/06/09	(224,632)
Peruvian Nuevo Sol	19,891,840	U.S. Dollar	6,454,199	7/30/09	(152,274)
Pound Sterling	45,000,000	U.S. Dollar	74,255,400	7/07/09	221,701
South Korean Won	16,510,553,906	U.S. Dollar	12,246,368	12/11/09	(783,997)
Swedish Krona	275,929,500	U.S. Dollar	36,815,929	7/08/09	1,049,588
Swiss Franc	1,848,613	U.S. Dollar	1,618,750	9/15/09	(84,209)
Swiss Franc	417,250	U.S. Dollar	364,663	9/15/09	(19,711)
Swiss Franc	4,298,820	U.S. Dollar	3,742,987	9/15/09	(217,128)
Swiss Franc	1,170,000	U.S. Dollar	1,070,184	9/15/09	(7,631)
Turkish Lira	31,000,000	U.S. Dollar	20,169,161	7/08/09	83,340

Nuveen Investments	17

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Forward Foreign Currency Exchange Contracts (continued)

					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Turkish Lira	31,610,940	U.S. Dollar	20,563,973	7/08/09	$82,306
U.S. Dollar	23,674,730	Brazilian Real	46,000,000	7/02/09	(199,353)
U.S. Dollar	23,088,763	Brazilian Real	45,000,000	7/02/09	(123,721)
U.S. Dollar	23,668,639	Brazilian Real	46,000,000	7/02/09	(193,263)
U.S. Dollar	23,816,632	Brazilian Real	46,251,900	7/02/09	(212,703)
U.S. Dollar	54,461,538	Brazilian Real	106,200,000	7/02/09	(264,039)
U.S. Dollar	2,737,140	Colombian Peso	5,800,000,000	7/06/09	(33,682)
U.S. Dollar	8,863,217	Colombian Peso	19,011,600,000	7/06/09	(1,652)
U.S. Dollar	10,027,985	Colombian Peso	21,500,000,000	7/06/09	(6,544)
U.S. Dollar	15,611,117	Colombian Peso	33,563,902,500	7/06/09	33,472
U.S. Dollar	34,228,342	Mexican Peso	472,453,800	7/06/09	1,628,978
U.S. Dollar	66,491,100	Pound Sterling	45,000,000	7/07/09	7,542,599
U.S. Dollar	37,110,243	Swedish Krona	275,929,500	7/08/09	(1,343,901)
U.S. Dollar	7,111,510	Turkish Lira	11,100,000	7/08/09	80,510
U.S. Dollar	32,935,710	Turkish Lira	51,004,240	7/08/09	111,453
U.S. Dollar	329,111	Turkish Lira	506,700	7/08/09	(805)
U.S. Dollar	32,092,000	Australian Dollar	40,000,000	7/16/09	107,196
U.S. Dollar	40,312,500	Australian Dollar	50,000,000	7/16/09	(63,505)
U.S. Dollar	42,386,466	Canadian Dollar	48,946,619	7/29/09	(300,048)
U.S. Dollar	7,057,382	Japanese Yen	668,080,000	8/18/09	(118,758)
U.S. Dollar	37,779,590	Norwegian Krone	245,556,000	8/31/09	350,559
U.S. Dollar	7,520,474	Canadian Dollar	8,127,978	9/01/09	(529,924)
U.S. Dollar	74,250,000	Pound Sterling	45,000,000	9/08/09	(222,230)
U.S. Dollar	53,319,745	Norwegian Krone	346,621,000	9/29/09	465,892
U.S. Dollar	5,025,610	Iceland Krona	799,072,027	10/15/09	1,115,848
U.S. Dollar	365,318	Canadian Dollar	445,000	4/20/10	18,144
U.S. Dollar	50,000,000	Hong Kong Dollar	385,250,000	5/06/10	(203,026)
U.S. Dollar	368,064	Canadian Dollar	445,000	4/20/11	16,033

					$(7,434,065)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Put Notional Amount is calculated by dividing the Call Notional Amount by the Strike Price.
(4)	Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(8)	Call Notional Amount is calculated by dividing the put Notional Amount by the Strike Price.
(9)	Put Notional Amount is calculated by multiplying the Call Notional Amount by the Strike Price.
N/A	Not applicable.
N/R	Not rated.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
USD	United States Dollar
ZAR	South African Rand
See accompanying notes to financial statements.

18	Nuveen Investments

Statement of ASSETS & LIABILITIES
June 30, 2009 (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Assets
Investments, at value (cost $71,797,104 and $162,042,147, respectively)	$72,973,188	$167,825,765
Short-term investments, at value (cost $101,700,278 and $586,328,260, respectively)	102,184,320	609,673,311
Cash denominated in foreign currencies (cost $27,228 and $648,688, respectively)	28,599	650,493
Cash in other banks	–	4,165,000
Unrealized appreciation on forward foreign currency exchange contracts	710,829	13,759,898
Unrealized appreciation on interest rate swaps	1,219,177	–
Receivables:
Due from broker (net of amounts uncollectible of $135,899 and $0, respectively)	884,022	–
Interest	1,391,920	2,444,894
Investments sold	6,871,953	–
Closed foreign currency spot contracts	–	157,407
Other assets	17,583	32,404

Total assets	186,281,591	798,709,172

Liabilities
Cash overdraft	884,022	–
Put options written, at value (premiums received $55,776 and $1,522,675, respectively)	30,358	3,344,010
Unrealized depreciation on forward foreign currency exchange contracts	2,925,998	21,193,963
Unrealized depreciation on interest rate swaps	654,873	–
Interest rate swaps premiums received	34,984	–
Payables:
Dividends	3,340,928	14,521,305
Due to broker	–	3,164,552
Investment purchased	13,859,365	–
Accrued expenses:
Management fees	120,258	557,613
Other	76,114	291,461

Total liabilities	21,926,900	43,072,904

Net assets	$164,354,691	$755,636,268

Shares outstanding	9,304,710	43,776,293

Net asset value per share outstanding	$17.66	$17.26

Net assets consist of:

Shares, $.01 par value per share	$93,047	$437,763
Paid-in surplus	166,418,068	828,400,550
Undistributed (Over-distribution of) net investment income	(8,100,946)	(23,476,008)
Accumulated net realized gain (loss) from investments, foreign currency, options/swaptions written and derivative transactions	5,898,078	(69,897,839)
Net unrealized appreciation (depreciation) of investments, foreign currency, options written and derivative transactions	46,444	20,171,802

Net assets	$164,354,691	$755,636,268

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Investment Income	$2,309,817	$18,471,229

Expenses
Management fees	737,965	3,176,910
Shareholders’ servicing agent fees and expenses	148	267
Custodian’s fees and expenses	78,088	502,099
Trustees’ fees and expenses	3,208	13,729
Professional fees	22,441	85,698
Shareholders’ reports – printing and mailing expenses	23,093	82,641
Stock exchange listing fees	4,572	7,517
Investor relations expense	11,231	45,117
Other expenses	4,301	20,887

Total expenses before custodian fee credit	885,047	3,934,865
Custodian fee credit	(17)	(92)

Net expenses	885,030	3,934,773

Net investment income	1,424,787	14,536,456

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(5,915,698)	(2,525,974)
Forward foreign currency exchange contracts	1,390,203	6,950,221
Futures contracts	82,090	–
Interest rate swaps	11,910,582	–
Options written	130,246	2,114,687
Swaptions written	466,447	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,249,699	76,312,223
Forward foreign currency exchange contracts	(2,165,731)	(31,750,254)
Interest rate swaps	(4,299,416)	–
Options written	(94,134)	(1,807,672)
Swaptions written	(88,863)	–

Net realized and unrealized gain (loss)	2,665,425	49,293,231

Net increase (decrease) in net assets from operations	$4,090,212	$63,829,687

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of CHANGES IN NET ASSETS
(Unaudited)

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	6/30/09	12/31/08	6/30/09	12/31/08

Operations
Net investment income	$1,424,787	$7,334,242	$14,536,456	$47,709,779
Net realized gain (loss) from:
Investments and foreign currency	(5,915,698)	734,246	(2,525,974)	4,405,482
Forward foreign currency exchange contracts	1,390,203	(2,332,379)	6,950,221	(49,903,987)
Futures contracts	82,090	1,528,227	–	–
Interest rate swaps	11,910,582	289,839	–	–
Options written	130,246	–	2,114,687	377,422
Swaptions written	466,447	(1,401,993)	–	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,249,699	(2,914,532)	76,312,223	(75,909,339)
Forward foreign currency exchange contracts	(2,165,731)	505,475	(31,750,254)	24,412,594
Interest rate swaps	(4,299,416)	5,696,329	–	–
Options written	(94,134)	12,665	(1,807,672)	(13,663)
Swaptions written	(88,863)	(29,516)	–	–

Net increase (decrease) in net assets from operations	4,090,212	9,422,603	63,829,687	(48,921,712)

Distributions to Shareholders
From and in excess of net investment income	(7,257,674)	–	(33,022,217)	–
From net investment income	–	(7,621,795)	–	(52,281,556)
From accumulated net realized gains	–	–	–	(1,027,862)
Tax return of capital	–	(7,203,774)	–	(23,529,647)

Decrease in net assets from distributions to shareholders	(7,257,674)	(14,825,569)	(33,022,217)	(76,839,065)

Capital Share Transactions
Offering cost adjustments	–	–	24,594	(6,968)
Cost of shares repurchased	–	(377,088)	(5,008,679)	(3,252,413)

Net increase (decrease) in net assets from capital share transactions	–	(377,088)	(4,984,085)	(3,259,381)

Net increase (decrease) in net assets	(3,167,462)	(5,780,054)	25,823,385	(129,020,158)
Net assets at the beginning of period	167,522,153	173,302,207	729,812,883	858,833,041

Net assets at the end of period	$164,354,691	$167,522,153	$755,636,268	$729,812,883

Undistributed (Over-distribution of) net investment income at the end of period	$(8,100,946)	$(2,268,059)	$(23,476,008)	$(4,990,247)

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Global Government Enhanced Income’s (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund intends to pursue its investment objectives primarily by investing in global government debt securities directly, or indirectly by investing in debt related derivative instruments. In addition, the Fund will employ an option strategy and a currency strategy.

Multi-Currency Short-Term Government Income’s (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund seeks to achieve its investment objective by investing directly in short-term international (non-U.S.) government securities and indirectly in short-term international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments relating to such short-term international government securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of fixed-income securities, short-term U.S. and international government securities and derivative instruments are generally provided by an independent pricing service approved by each Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds’, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Exchange traded options are valued on last price or the average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. Repurchase agreements are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

22	Nuveen Investments

Income Taxes
Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when a Fund realizes net capital gains, a Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains. The Funds had no retained capital gains for the tax year ended December 31, 2008.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

Each Fund intends to make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by each Fund’s Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts
Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (“the Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of forward foreign currency exchange contracts	30	53

Refer to Footnote 3 — Derivative Instruments and Hedging activities for further details on forward foreign currency exchange contract activity.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations. Multi-Currency Short-Term Government Income (JGT) did not invest in futures contracts during the six months ended June 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding for Global Government Enhanced Income (JGG) during the six months ended June 30, 2009, were as follows:

Global
Government
Enhanced
Income (JGG)
Average number of futures contracts outstanding	37

Refer to Footnote 3 — Derivative Instruments and Hedging activities for further details on futures contract activity.

24	Nuveen Investments

Interest Rate Swaps
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to enter into interest rate swap contracts consistent with their investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal).

Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.“ Income received or paid by the Funds is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. For tax purposes, periodic payments are treated as ordinary income or expense. Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the six months ended June 30, 2009.

The average number of interest rate swap contracts outstanding for Global Government Enhanced Income (JGG) during the six months ended June 30, 2009, were as follows:

Global
Government
Enhanced
Income (JGG)
Average number of interest rate swap contracts	12

Refer to Footnote 3 — Derivative Instruments and Hedging activities for further details on interest rate swap contract activity.

Options Transactions
Each Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call or Put options or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of options or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a “Net realized gain (loss) from options or swaptions written.” The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The average number of option contracts outstanding during the six months ended June 30, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Purchased options average number of contracts*	1	3

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Options written average number of contracts*	29	2

* Includes both calls and puts.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Swaptions written average number of contracts*	2	–

* Includes both calls and puts.

Refer to Footnote 3 — Derivative Instruments and Hedging activities for further details on written and purchased option activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Funds’ exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures guarantees, the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of a Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker
On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates (“Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds expect to file claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as a component of “Due from broker” on the Statement of Assets and Liabilities and “Net realized gain (loss)” on the Statement of Operations.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,194 from Lehman. In light of the bankruptcy filing of Lehman, the extent of recovery of such receivable is in question. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records, there has been no effect on the Fund’s net asset value.

Multi-Currency Short-Term Government Income (JGT) has $1,155,000 in “Cash in other banks” on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

26	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Funds’ investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of June 30, 2009:

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$–	$48,647,301	$–	$48,647,301
U.S. Government and Agency Obligations	9,460,556	14,865,331	–	24,325,887
Short-Term Investments	5,495,003	96,689,317	–	102,184,320
Put Options Written	(30,358)	–	–	(30,358)
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	(2,215,169)	–	(2,215,169)
Interest Rate Swaps*	–	564,304	–	564,304

Total	$14,925,201	$158,551,084	$–	$173,476,285

Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$–	$48,582,459	$–	$48,582,459
Sovereign Debt	–	104,044,984	–	104,044,984
Short-Term Investments	34,076,735	575,596,576	–	609,673,311
Call Options Purchased	3,067,712	–	–	3,067,712
Put Options Purchased	–	–	12,130,610	12,130,610
Put Options Written	(997,330)	–	(2,346,680)	(3,344,010)
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	(7,434,065)	–	(7,434,065)

Total	$36,147,117	$720,789,954	$9,783,930	$766,721,001

*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The following is a reconciliation of Multi-Currency Short-Term Government Income’s (JGT) Level 3 investments held at the beginning and end of the measurement period:

Multi-Currency Short-Term
Government Income (JGT)
Level 3
Investments
Balance at beginning of period	$8,000,000
Gains (losses):
Net realized gains (losses)	1,531,897
Net change in unrealized appreciation (depreciation)	3,852,230
Net purchases at cost (sales at proceeds)	(648,956)
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	(2,951,241)

Balance at end of period	$9,783,930

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations for Multi-Currency Short-Term Government Income (JGT) includes $3,850,380 of net appreciation (depreciation) related to securities classified as Level 3 at period end.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statement and Footnote 1 – General Information and Significant Accounting Policies.

The following tables presents the fair value of all derivative instruments held by the Funds as of June 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$710,829	Unrealized depreciation on forward foreign currency exchange contracts	$2,925,998

Interest Rate	Options	–	–	Put options written, at value	30,358

Interest Rate	Swaps	Unrealized appreciation on interest rate swaps *	1,541,313	Unrealized depreciation on interest rate swaps *	977,009

Total			$2,252,142		$3,933,365

*	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$13,759,898	Unrealized depreciation on forward foreign currency exchange contracts	$21,193,963

Foreign Currency Exchange Rate	Options	Investments, at value	15,198,322	Put options written, at value	3,344,010

Total			$28,958,220		$24,537,973

28	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(166,449)	$(1,531,640)

*	The amount presented above represents the net realized gain (loss) from options contracts purchased included in “Net realized gain (loss) from investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$1,390,203	$6,950,221

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Futures Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$82,090	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$11,910,582	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$118,596	$2,114,687
Interest Rate	11,650	–

Total	$130,246	$2,114,687

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$466,447	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(36,791)	$4,135,239

*	The amount presented above represents the change in net unrealized appreciation (depreciation) of options contracts purchased included in “Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Forwards	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(2,165,731)	$(31,750,254)

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(4,299,416)	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(94,383)	$(1,807,672)
Interest Rate	249	–

Total	$(94,134)	$(1,807,672)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(88,863)	$–

4.	Fund Shares
On July 30, 2008, the Funds’ Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares.

Transactions in Fund shares were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	6/30/09	12/31/08	6/30/09	12/31/08
Shares repurchased	–	(25,900)	(420,000)	(271,500)

Weighted average price per share repurchased	–	$14.54	$11.91	$11.96
Weighted average discount per share repurchased	–	17.24%	23.51%	25.50%

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, call and put option and swaption transactions and derivative transactions) for the six months ended June 30, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Purchases:
Investment securities	$76,298,543	$170,523,567
U.S. Government and agency obligations	6,877,733	–

Sales and maturities:
Investment securities	53,655,611	276,400,978
U.S. Government and agency obligations	7,263,847	9,642,468

30	Nuveen Investments

Transactions in options written during the six months ended June 30, 2009, were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Outstanding, beginning of period	2	$348,149	1	$1,951,587
Options written	2	67,426	3	1,685,775
Options terminated in closing purchase transactions	–	–	–	–
Options exercised	(1)	(208,750)	–	–
Options expired	(2)	(151,049)	(2)	(2,114,681)

Outstanding, end of period	1	$55,776	2	$1,522,675

Transactions in swaptions written for Global Government Enhanced Income (JGG) during the six months ended June 30, 2009, were as follows:

	Global Government
	Enhanced Income (JGG)
	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	2	$755,700
Swaptions written	7	1,770,175
Swaptions terminated in closing purchase transactions	(5)	(1,360,150)
Swaptions expired	(4)	(1,165,725)

Outstanding, end of period	–	$–

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2009, the cost of investments (excluding options written) was as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Cost of investments	$173,894,248	$748,910,850

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding options written) at June 30, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Gross unrealized:
Appreciation	$1,583,799	$35,639,424
Depreciation	(320,539)	(7,051,198)

Net unrealized appreciation (depreciation) of investments	$1,263,260	$28,588,226

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Funds’ last tax year end, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Undistributed net ordinary income *	$–	$–
Undistributed net long-term capital gains	–	–

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Distributions from net ordinary income *	$7,621,795	$52,281,556
Distributions from net long-term capital gains	–	1,027,862
Tax return of capital	7,203,774	23,529,647

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Expiration: December 31, 2016	$1,711,887	$40,647,162

Multi-Currency Short-Term Government Income (JGT) has elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Multi-Currency
Short-Term
Government
Income
(JGT)
Post-October capital losses	$21,106,171

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily managed net assets of each Fund as follows:

Average Daily Managed Net Assets(1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

32	Nuveen Investments

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For those purposes, financial leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	Subsequent Events
In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 28, 2009, which is the date the financial statements were issued.

Nuveen Investments	33

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
	Beginning	Net	Realized/		Net							Ending	Ending
	Net Asset	Investment	Unrealized		Investment		Capital	Tax Return		Offering		Net Asset	Market
	Value	Income(a)	Gain (Loss)(b)	Total	Income		Gains	of Capital	Total	Costs		Value	Value
Global Government Enhanced Income (JGG)

Year Ended 12/31:
2009(e)	$18.00	$.15	$.29	$0.44	$(.78	)*****	$–	$–	$(.78)	$–		$17.66	$16.88
2008	18.57	.79	.23	1.02	(0.82)		–	(0.77)	(1.59)	–		18.00	15.93
2007	19.48	.77	(.06)	0.71	(1.21)		(0.01)	(.40)	(1.62)	–		18.57	16.36
2006(c)	19.10	.38	.72	1.10	(.68)		–	–	(.68)	(.04)		19.48	20.40

Multi-Currency Short-Term Government Income (JGT)

Year Ended 12/31:
2009(e)	16.51	.33	1.17	1.50	(.75	)*****	–	–	(.75)	–	**	17.26	15.04
2008	19.31	1.07	(2.14)	(1.07)	(1.18)		(0.02)	(0.53)	(1.73)	–	**	16.51	13.90
2007(d)	19.10	.72	1.09	1.81	(0.82)		(0.75)	–	(1.57)	(.03)		19.31	16.93

34	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets				Ratios to Average Net Assets
Based	Based on		Before Credit				After Credit****
on	Net	Ending			Net				Net		Portfolio
Market	Asset	Net Assets			Investment				Investment		Turnover
Value***	Value***	(000)	Expenses		Income		Expenses		Income		Rate

11.11%	2.42%	$164,355	1.08	%*	1.74	%*	1.08	%*	1.74	%*	98%
7.38	5.85	167,522	1.05		4.32		1.04		4.32		54
(12.27)	3.84	173,302	.99		4.04		.99		4.04		302
5.55	5.56	180,593	1.07	*	3.79	*	1.06	*	3.79	*	–

14.20	9.31	755,636	1.10	*	4.08	*	1.10	*	4.08	*	49
(8.32)	(6.01)	729,813	1.05		5.81		1.05		5.81		38
(7.75)	9.47	858,833	1.07	*	5.40	*	1.07	*	5.40	*	205

*	Annualized.

**	Rounds to less than $.01 per share.

***
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

• Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders	Based on	Based on
	of Record on	Market Value	Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2009(e)	N/A	14.20%	9.31%
2008	N/A	(8.32)	(6.01)
2007(d)	December 31	(6.97)	10.29

****	After custodian fee credit, where applicable.
***** Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) per share as follows:

Long-Term
Capital Gains
Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2009(e)	N/A
2008	N/A
2007(d)	$0.15

(c)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(d)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
(e)	For the six months ended June 30, 2009.
N/A	Not applicable for the six months ended June 30, 2009. The Fund had no retained capital gains for the tax year ended December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods,

36	Nuveen Investments

including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures. As part of their oversight, the Independent Board Members also met with the Nuveen Asset Management-Taxable Fixed Income Group in February 2008.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and NAM
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (continued)

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues

38	Nuveen Investments

and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (continued)

Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

40	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

-

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	41

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased

JGG	–
JGT	420,000

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for
our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-G-0609D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)*
		AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2009	12,400	13.00	12,400	4,161,100

FEBRUARY 1-28, 2009	177,200	12.27	177,200	3,983,900

MARCH 1-31, 2009	213,300	11.33	213,300	3,770,600

APRIL 1-30, 2009	0		0	3,770,600

MAY 1-31, 2009	5,600	14.16	5,600	3,765,000

JUNE 1-30, 2009	11,500	14.67	11,500	3,753,500

TOTAL	420,000

*	The registrant’s repurchase program, which authorized the repurchase of 4,445,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2009

*	Print the name and title of each signing officer under his or her signature.